Exhibit 99.1

URSA Advisors, Inc.

155 Fleet St.

Portsmouth, NH 03801

Clement S. Dwyer, Jr.	TEL: (603) 319-8331
President	FAX: (603) 319-8333

September 26, 2011

Mr. Anthony Taylor

Chairman of the Board

Montpelier Re Holdings Ltd.

94 Pitts Bay Road

Hamilton, HMHX

Bermuda

Dear Tony,

I hereby resign from the Board of Directors of Montpelier Re Holdings Ltd. effective September 30, 2011.  I extend to all at Montpelier my very best wishes for continued success.

Sincerely,

/s/ CLEMENT S. DWYER, Jr.

Clement S. Dwyer, Jr.